SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                  May 25, 2005


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                 333-6325               52-1779791
  (State or Other Jurisdiction   (Commission           (I.R.S. Employer
    of Incorporation)            File Number)         Identification No.)


           1133 21st Street, N.W.                         20036
             Washington, D.C.                           (Zip Code)
          (Address of Principal
            Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                   No Change

         (Former Name or Former Address, if Changed Since Last Report)

      Item 9.01.  Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

               20.100 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series 6/27/96, Series 10/30/96, Series 11/26/96, Series 3/26/97 and Series
                        4/30/97 Statement to Certificateholders, dated 5/25/05.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Jerome G. Oslick
                                    -------------------------
                                    Name:  Jerome G. Oslick
                                    Title: Vice President




Dated:  May 16, 2005

                                  EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.100                  Statement to Certificateholders